                                                                    EXHIBIT 99.5

                         FORM OF LETTER OF TRANSMITTAL

                                  TO EXCHANGE

                         0.3333 SHARES OF COMMON STOCK
         (INCLUDING THE ASSOCIATED RIGHT TO PURCHASE PREFERRED SHARES)

                                       OF

                             DYCOM INDUSTRIES, INC.

                                      FOR

                     EACH OUTSTANDING SHARE OF COMMON STOCK
          (INCLUDING THE ASSOCIATED RIGHT TO PURCHASE PREFERRED STOCK)

                                       OF

                          ARGUSS COMMUNICATIONS, INC.
               PURSUANT TO THE PROSPECTUS DATED JANUARY 23, 2002

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 20, 2002, UNLESS THE OFFER IS EXTENDED. SHARES
   TENDERED PURSUANT TO THIS OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
    EXPIRATION OF THE OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

                      The Exchange Agent for the Offer is:

                           FIRST UNION NATIONAL BANK

              By Mail:                           By Facsimile:                     By Overnight Courier:
     First Union National Bank                   1-704-590-7628                  First Union National Bank
Corporate Trust Operations - NC1153                                         Corporate Trust Operations - NC1153
   Attn: Corporate Actions Dept.                Call Toll Free:                Attn: Corporate Actions Dept.
1525 West W.T. Harris Boulevard, 3C3             1-800-829-8432             1525 West W.T. Harris Boulevard, 3C3
Charlotte, North Carolina 28288-1153                                          Charlotte, North Carolina 28262

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                      SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
             APPEAR(S) ON SHARE CERTIFICATE(S))                             (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES
                                                                     SHARE               REPRESENTED             NUMBER OF
                                                                  CERTIFICATE              BY SHARE                SHARES
                                                                  NUMBER(S)(1)        CERTIFICATE(S)(1)         TENDERED(2)
                                                             --------------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                               ---------------------------------------------------------------
                                                                  TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders who deliver Shares by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Arguss Shares represented by certificates delivered to the Exchange
     Agent are being tendered hereby. See Instruction 4.
  [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.
---------------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by stockholders of Arguss Communications, Inc. (the "Company") if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC"), pursuant to the procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus (as defined below).

     Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus, dated January 23, 2002 (the "Prospectus")), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedures set forth under "The Offer -- Procedure for Tendering -- Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED BELOW).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ]  CHECK HERE IF SHARES OF THE COMPANY ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF SHARES OF THE COMPANY ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
    ----------------------------------------------------------------------------

     DTC Participant Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES OF THE COMPANY ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

     Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

     Window Ticket Number (if any) or DTC Participant Number:
    ---------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------------

     Name of Institution that Guaranteed Delivery:
    ---------------------------------------------------------------------

     If delivery is by book-entry transfer, give the following information:

     DTC Participant Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------

                      NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                   PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                          LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby delivers to Troy Acquisition Corp. ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of Dycom Industries, Inc., a Florida corporation ("Parent"), the above-described shares of common stock, par value $.01 per share (the "Common Stock"), of Arguss Communications, Inc., a Delaware corporation (the "Company"), together with the associated right to purchase preferred stock issued pursuant to the Rights Agreement, dated as of November 7, 2001, as amended, between the Company and Continental Stock Transfer and Trust Company, as Rights Agent (the "Rights" and together with the Common Stock, the "Shares"), pursuant to Purchaser's offer to exchange for each outstanding Share 0.3333 shares of common stock, par value $0.33 1/3 per share, together with the associated right to purchase preferred shares ("Parent Common Stock"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Unless the context otherwise requires and unless and until the Rights are redeemed, all references to the Shares shall include the associated Rights.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all non-cash dividends, non-cash distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date of execution of this Letter of Transmittal (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Purchaser, (b) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Richard L. Dunn and Marc R. Tiller in their respective capacities as employees of Purchaser, and any individual who shall thereafter succeed to any office of Purchaser held by either of them, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for exchange by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for exchange pursuant to the Offer. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of the acceptance for exchange of such Shares in accordance with the terms of the Offer. Such acceptance for exchange will, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for exchange of such Shares, Purchaser or its designee must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Parent Common Stock and a check for any cash in lieu of fractional Parent Common Stock payable pursuant to the Offer, and return any certificates for Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Parent Common Stock and a check for any cash in lieu of fractional Parent Common Stock and return any certificates for Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the Parent Common Stock and a check for any cash in lieu of fractional Parent Common Stock, and issue certificates for Shares not so tendered or accepted, in the name(s) of, and deliver said certificates and return such certificates to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any of the Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange by crediting the DTC account designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the Shares so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the Parent Common Stock and the check for cash payable in the Offer are to be issued in the name of someone other than the undersigned or if certificates for the Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue check and certificate to:

Name:
----------------------------------------------
                                    (PLEASE PRINT)
Address:
--------------------------------------------
------------------------------------------------------
------------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)
DTC Account Number:
---------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates for the Shares not tendered or not accepted for exchange and the Parent Common Stock and the check for cash payable in the Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Mail check and certificate(s) to:
Name:
----------------------------------------------
                                    (PLEASE PRINT)
Address:
--------------------------------------------
------------------------------------------------------
------------------------------------------------------
                                                                      (ZIP CODE)
Is this a permanent address change?
[ ]  Yes
[ ]  No

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SIGNATURE(S) OF STOCKHOLDERS
Dated:
------------------------ , 2002
Name(s):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 5)
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Daytime Area Code and Telephone Number:
-----------------------------------------------------------------------
Taxpayer Identification or Social Security Number:
----------------------------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW
Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Authorized Signature:
--------------------------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------
Area Code and Telephone Number:
--------------------------------------------------------------------------------
Dated:
------------------------ , 2002

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended) (each of the foregoing, an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, and such holder(s) has (have) not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of the Company either if Share certificates (the "Share Certificates") are to be forwarded to the Exchange Agent or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the section entitled "The
Offer -- Procedure for Tendering" of the Prospectus.

     For a stockholder to validly tender Shares pursuant to the Offer, the stockholder must either (a) deliver to the Exchange Agent a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other required documents, and the certificates representing the Shares tendered, or (b) deliver to the Exchange Agent either (1) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or (2) an Agent's Message, as defined below, in each case with any other required documents, and must transfer the Shares tendered pursuant to the procedures for book-entry transfer set forth herein and in the section of the Prospectus entitled "The Offer -- Procedure for Tendering." A tender by book-entry transfer will be complete upon receipt by the Exchange Agent of a book-entry confirmation from DTC.

     In each case, the Exchange Agent must receive this Letter of Transmittal and the Shares (or, in the case of a book-entry transfer, this Letter of Transmittal or the Agent's Message, and a book-entry confirmation, as described below) at one of its addresses set forth herein on or prior to the expiration date of the Offer or the expiration of the subsequent offering period, if any.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer -- Procedure for Tendering" of the Prospectus.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent on or prior to the expiration date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce the agreement against the participant.

     The signatures on this Letter of Transmittal cover the Shares tendered hereby. If Shares are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Shares for exchange.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share Certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Company will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances where permitted hereby) if certificates for Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Special Issuance and Delivery Instructions. If certificates for Parent Common Stock and a check for cash in lieu of fractional Parent Common Stock, and Share Certificates not accepted for exchange or not tendered, are to be issued in the name of and/or returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager, at their respective addresses and telephone numbers set forth below, or to your broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

     9. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion (subject to the terms of the Merger Agreement, dated as of January 7, 2002 among Parent, Purchaser and the Company) to waive any of the specified conditions to the Offer.

     10. Substitute Form W-9. The tendering stockholder is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 30% federal backup withholding tax on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 30% on all payment of the purchase price until a TIN is provided to the Exchange Agent.

     11. Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Company's transfer agent, Continental Stock Transfer and Trust Company, by calling 1-212-509-4000. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed and a new Share Certificate is issued. The replacement of a lost certificate will cost 2% of the market value of the lost shares or a minimum administrative surety bond filing fee of $25.00. If you have lost your certificates, please remember to check the box on the first page of this Letter of Transmittal.

                                   IMPORTANT:

     THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE, ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number, each a TIN, on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to federal backup withholding. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

     Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (1) such holder is exempt from federal backup withholding, (2) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The stockholder is required to give the Exchange Agent the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 30% on all payments of the purchase price until a TIN is provided to the Exchange Agent.

--------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           PART 1 -- Taxpayer Identification No. -- For All         For Payees Exempt From
FORM W-9                             Accounts                                                 Backup Withholding (see
                                                                                              enclosed Guidelines)

                                    --------------------------------------------------------------------------------------------

                                     Enter your taxpayer identification number in the
                                     appropriate box. For most individuals and sole
                                     proprietors, this is your social security number. For    ---------------------------------
                                     other entities, it is your employer identification       Social Security Number
                                     number. If you do not have a number, see "How to Obtain
                                     a TIN" in the enclosed Guidelines.                       OR
                                     Note: If the account is in more than one name, see the
                                     chart on page 2 of the enclosed Guidelines to determine
                                     what number to enter.                                    ---------------------------------
                                                                                              Employer Identification Number
                                    --------------------------------------------------------------------------------------------


  PAYER'S REQUEST FOR                PART 2 -- Certification -- Under penalties of perjury,    PART 3
  TAXPAYER IDENTIFICATION NO.        I certify that:                                           Awaiting TIN [ ]
                                     (1) The number shown on this form is my correct           --------------------------------
                                         Taxpayer Identification Number (or I am waiting       PART 4
                                         for a  number to be issued to me);                    Exempt TIN [ ]
                                     (2) I am not subject to backup withholding either        --------------------------------
                                         because (a) I am exempt from backup withholding,
                                         or (b) I have not been notified by the Internal
                                         Revenue Service ("IRS") that I am subject to backup
                                         withholding as a result of failure to report any
                                         interest or dividends, or (c) the IRS has notified
                                         me that I am no longer subject to backup
                                         withholding;
                                     (3) Any information provided on this form is true,
                                         correct and complete; and
                                     (4) I am a U.S. Person (including a U.S. Resident
                                         Alien).
                                     Certification Instructions -- You must cross out
                                     item (2) in Part 2 above if you have been notified by
                                     the IRS that you are subject to backup withholding
                                     because of under-reporting interest or dividends on
                                     your tax return. However, if after being notified by
                                     the IRS that you were subject to backup withholding you
                                     received another notification from the IRS stating that
                                     you are no longer subject to backup withholding, do not
                                     cross out item (2).
                                    --------------------------------------------------------------------------------------------

                                    Signature ---------------------------------------- Date-------------------------------,
                                    2002
--------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND A $50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% percent of all reportable payments made to me will be withheld but such amounts will be refunded to me if I provide a certified taxpayer identification number to the Exchange Agent within sixty (60) days.

Signature ----------------------------------------------       Date ---------------------------------------------------
Name (please type or print)
-----------------------------------------------------------------------------------------------------------------------

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager, at their respective addresses and telephone numbers set forth below, or to your broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Prospectus, this Letter of Transmittal and other exchange offer materials may be obtained from the Information Agent.

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                               111 COMMERCE ROAD
                              CARLSTADT, NJ 07072
                 BANKS AND BROKERS, CALL COLLECT: 201-846-1900
                                       OR
                   ALL OTHERS CALL TOLL FREE: 1-877-748-9122

                      The Dealer Manager for the Offer is:

                              MERRILL LYNCH & CO.

                          FOUR WORLD FINANCIAL CENTER
                               NEW YORK, NY 10080

                         CALL TOLL FREE: 1-866-276-1462